Exhibit 32

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian E. Rodiguez, President, Treasurer and Director of G/O Business Solutions, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 11, 2009

/s/ Brian E. Rodiguez

Brian E. Rodiguez

President, Treasurer and

Director

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to G/O Business Solutions, Inc. and will be retained by G/O Business Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.